UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2015

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On August 14, 2015, Uranium Resources, Inc. (the “Company”) issued a press release relating to its results for the second quarter of 2015. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 2.02, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 12, 2015, the Company received notice from The NASDAQ Stock Market (“NASDAQ”) that it had failed to maintain compliance with the $1.00 per share minimum bid price for 30 consecutive business days, as required under NASDAQ Listing Rule 5550(a)(2). This notice has no immediate effect on the Company’s NASDAQ listing and the Company’s shares will continue to trade under the symbol “URRE,” subject to the Company regaining compliance as discussed below.

In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days to regain compliance with the minimum bid price requirement. The Company will regain compliance with the minimum bid requirement if at any time before February 8, 2016, the bid price for the Company’s common stock closes at $1.00 per share or above for a minimum of 10 consecutive business days.  In the event the Company does not regain compliance with the minimum bid price rule by February 8, 2016, the Company may be eligible to seek an additional compliance period of 180 calendar days.  To qualify, the Company will be required to meet the continued listing requirement of $1.0 million market value of publicly held shares and all other initial listing standards for The NASDAQ Capital Market with the exception of the bid price requirement, and will need to provide NASDAQ with written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If the Company fails to regain compliance after the second 180-day grace period, or if NASDAQ declines to grant the Company a second 180-day grace period, NASDAQ may delist the Company’s common stock.

The Company intends to actively monitor the bid price of its common stock and will consider available options to regain compliance with the listing requirements.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2015

URANIUM RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated August 14, 2015.